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                    UNITED INVESTORS LIFE INSURANCE COMPANY
                          RETIREMAP VARIABLE ANNUITY

                  Supplement to Prospectus Dated July 1, 1998

The following information supplements and supersedes any contrary information in the RetireMAP Prospectus:

The following paragraph is added to PORTFOLIO ANNUAL EXPENSES section pertaining to the INVESCO VIF-Dynamics Portfolio, INVESCO VIF-High Yield Portfolio, and INVESCO VIF-Industrial Income Portfolio (the "INVESCO Portfolios").

  INVESCO Funds Group, Inc. ("IFG"), the INVESCO Portfolios' investment adviser, may from time to time voluntarily waive or reduce its respective fees. The INVESCO Portfolios reimburse IFG for its costs in providing, or assuring that participating insurance companies provide, certain administrative services. The fee is an amount up to $10,000 per year per INVESCO Portfolio (the "Base Fee"), plus 0.015% of the net assets of each INVESCO Portfolio, plus, effective July 6, 1998, an additional 0.25% of the gross new assets (new sales of shares, exchanges into the INVESCO Portfolios and reinvestment of dividends and capital gains distributions) of each INVESCO Portfolio (the "Incremental Fees"). IFG may pay all or a portion of the Base Fee and the Incremental Fees to other companies that assist in providing the services.

The prospectuses dated May 1, 1998 for the INVESCO VIF-Dynamics Portfolio, INVESCO VIF-High Yield Portfolio, and INVESCO VIF-Industrial Income Portfolio, which are contained in the RetireMAP prospectus booklet, have been amended. Please refer to the Prospectus Supplements dated July 6, 1998 for these portfolios.

Date: July 15, 1998.

               Please keep this supplement with your prospectus.